Exhibit 32:

Certification(s) Pursuant to Rule 13a-14(b) of the Securities Exchange Act of
1934


                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


In connection with the Quarterly Report of Global Wireless Satellite Networks
(USA), Inc., a Delaware corporation (the "Company"), on Form 10-QSB for the period ending June 30, 2004, as filed with the Securities and Exchange Commission (the "Report"), Scott Kostiuk, Chief Executive Officer and Chief Financial Officer of the Company, does hereby certify, pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350), that to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Scott Kostiuk
---------------------
Scott Kostiuk
Chief Executive Officer and Chief Financial Officer

August 19, 2004